UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22497

Strategy Shares
(Exact name of registrant as specified in charter)

36 North New York Avenue, Huntington, NY 11743
(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (855) 477-3837

Date of fiscal year end:       April 30

Date of reporting period:       January 31, 2020

Strategy Shares US Market Rotation Strategy ETF (HUSE)	January 31, 2020 (Unaudited)

Item 1. Schedule of Investments.

Portfolio of Investments Summary Table

Percentage of Fair Value
Communication Services	2.2%
Consumer Discretionary	3.6%
Financials	0.1%
Industrials	1.1%
Information Technology	13.5%
Exchange-Traded Funds	77.0%
Exchange-Traded Notes	2.5%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of January 31, 2020, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Fair Value
Common Stocks — 16.8%
Communication Services — 1.8%
1,332	Facebook, Inc., Class A †	$268,944

Consumer Discretionary — 3.0%
153	Amazon.com, Inc. †	307,334
1,305	Expedia Group, Inc.	141,527
		448,861

Financials — 0.0%(a)
375	Ares Capital Corp.	7,058

Industrials — 0.9%
1,831	United Airlines Holdings, Inc. †	136,959

Information Technology — 11.1%
439	Apple, Inc.	135,875
1,716	Coupa Software, Inc. †	276,533
1	Fiserv, Inc. †	119
438	Mastercard, Inc., Class A	138,382
824	Microsoft Corp.	140,270
1,215	PayPal Holdings, Inc. †	138,376
790	Salesforce.com, Inc. †	144,025
416	ServiceNow, Inc. †	140,704
596	Shopify, Inc., Class A †	277,533
1,141	Twilio, Inc., Class A †	141,871
683	Visa, Inc., Class A	135,897
		1,669,585
Total Common Stocks (Cost $2,544,224)		$2,531,407
Exchange-Traded Funds — 63.1%
12,144	Invesco S&P 500 Low Volatility ETF	728,276
10,791	Invesco S&P 500 Pure Value ETF	703,034
25,000	iShares 1-3 Year Treasury Bond ETF	2,127,999
8,783	iShares Core S&P Small-Capital ETF	706,856

11,310	iShares Edge MSCI Minimum Volatility USA ETF	759,353
10,872	iShares Edge MSCI USA Momentum Factor ETF	1,416,186
4,304	iShares Russell 2000 ETF	690,921
9,527	ProShares S&P 500 Dividend Aristocrats ETF	701,378
27,051	ProShares Short S&P500	650,577
12,847	ProShares Short VIX Short-Term Futures ETF	795,743
10,635	ProShares UltraPro Short QQQ ETF	216,529
Total Exchange-Traded Funds (Cost $9,575,300)		$9,496,852

Shares		Fair Value
Exchange-Traded Notes — 2.1%
19,290	iPath S&P 500 VIX Short-Term Futures ETN	$312,498
Total Exchange-Traded Notes (Cost $273,761)		$312,498
Total Investments — 82.0%
(Cost $12,393,285)		$12,340,757
Other Assets less Liabilities — 18.0%		2,707,693

Net Assets — 100.0%		$15,048,450

†	Non-income producing security

(a)	Represents less than 0.05%.

ETF — Exchange-Traded Fund

ETN — Exchange-Traded Note

S&P — Standard and Poor’s

(See Notes to Portfolios of Investments)

Strategy Shares EcoLogical Strategy ETF (HECO)	January 31, 2020 (Unaudited)

Portfolio of Investments Summary Table

Percentage of Fair Value
Consumer Discretionary	6.4%
Consumer Staples	6.6%
Financials	10.0%
Health Care	11.0%
Industrials	7.8%
Information Technology	26.1%
Exchange-Traded Funds	32.1%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of January 31, 2020, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Fair Value
Common Stocks — 62.4%
Consumer Discretionary — 5.9%
5,964	Home Depot, Inc.	$1,360,388
5,977	Ross Stores, Inc.	670,560
11,672	TJX Companies, Inc.	689,115
		2,720,063

Consumer Staples — 6.1%
10,208	Brown-Forman Corp., Class B	690,469
10,047	Colgate-Palmolive Co.	741,267
10,434	Monster Beverage Corp. †	694,905
5,727	Procter & Gamble Co.	713,699
		2,840,340

Financials — 9.2%
5,442	Moody’s Corp.	1,397,451
2,472	MSCI, Inc.	706,498
2,464	S&P Global, Inc.	723,751
22,124	SEI Investments Co.	1,443,811
		4,271,511

Health Care — 10.2%
5,843	Edwards Lifesciences Corp. †	1,284,642
4,636	Johnson & Johnson	690,162
5,921	Medtronic PLC	683,520
8,069	Merck & Co., Inc.	689,415
8,613	ResMed, Inc.	1,369,209
		4,716,948

Industrials — 7.2%
13,640	Ametek, Inc.	1,325,126
4,878	Cintas Corp.	1,360,816
8,779	Expeditors International of Washington, Inc.	641,218
		3,327,160

Information Technology — 23.8%
6,573	Accenture PLC, Class A	1,348,845
2,152	Apple, Inc.	666,066
3,554	Autodesk, Inc. †	699,605
3,914	Automatic Data Processing, Inc.	670,820
5,118	CDW Corp.	667,643
5,031	Intuit, Inc.	1,410,591
2,151	Mastercard, Inc., Class A	679,587
4,247	Microsoft Corp.	722,967
6,128	PayPal Holdings, Inc. †	697,918
7,055	VeriSign, Inc. †	1,468,428
3,352	Visa, Inc., Class A	666,947
16,527	Xilinx, Inc.	1,396,201
		11,095,618
Total Common Stocks (Cost $28,746,014)		$28,971,640

Shares		Fair Value
Exchange-Traded Funds — 29.6%
161,088	iShares 1-3 Year Treasury Bond ETF	$13,711,811
Total Exchange-Traded Funds (Cost $13,650,935)		$13,711,811
Total Investments — 92.0%
(Cost $42,396,949)		$42,683,451
Other Assets less Liabilities — 8.0%		3,694,186

Net Assets — 100.0%		$46,377,637

†	Non-income producing security

ETF — Exchange-Traded Fund

PLC — Public Limited Company

S&P — Standard and Poor’s

(See Notes to Portfolios of Investments)

Strategy Shares Nasdaq 7 HandlTM Index ETF (HNDL)	January 31, 2020 (Unaudited)

Portfolio of Investments Summary Table

Percentage of Fair Value
Exchange-Traded Funds	100.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of January 31, 2020, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Fair Value
Exchange-Traded Funds — 88.9%
7,626	Fidelity MSCI Utilities Index ETF	$342,179
62,730	Global X MLP ETF	464,829
49,651	Global X Nasdaq 100 Covered Call ETF	1,167,295
66,092	Global X U.S. Preferred ETF	1,684,024
44,731	Hartford Total Return Bond ETF	1,831,435
7,790	Invesco QQQ Trust	1,706,555
20,787	Invesco Taxable Municipal Bond ETF	683,684
7,585	iShares Core S&P Total U.S. Stock Market ETF	550,595
12,628	iShares MBS ETF	1,374,684
48,298	Schwab U.S. Aggregate Bond ETF	2,632,241
5,945	Schwab U.S. REIT ETF	274,302
87,863	SPDR Portfolio Aggregate Bond ETF	2,633,255
1,722	Vanguard Dividend Appreciation ETF	215,887
10,537	Vanguard Intermediate-Term Corporate Bond ETF	983,524
1,845	Vanguard S&P 500 ETF	545,548
30,750	Vanguard Total Bond Market ETF	2,629,740
3,362	Vanguard Total Stock Market ETF	549,754
15,375	WisdomTree 90/60 U.S. Balanced Fund	464,633
33,374	Xtrackers USD High Yield Corporate Bond ETF	1,672,705
Total Exchange-Traded Funds (Cost $21,343,291)		$22,406,869
Total Investments — 88.9%
(Cost $21,343,291)		$22,406,869
Other Assets less Liabilities — 11.1%		2,793,906

Net Assets — 100.0%		$25,200,775

ETF — Exchange-Traded Fund

MBS — Mortgage-Backed Security

MLP — Master Limited Partnership

REIT — Real Estate Investment Trust

S&P — Standard and Poor’s

SPDR — Standard and Poor’s Depositary Receipts

USD — United States Dollar

Total Return Swap Agreement

							Value and
							Unrealized
Pay/	Financing			Payment	Expiration	Notional	Appreciation/
Receive	Rate	Description	Counterparty	Frequency	Date	Amount	(Depreciation)
Pay	1-Month USD-LIBOR + 80 bps	Nasdaq 7 HandlTM Index	Index BNP Paribas SA	Monthly	1/7/21	$10,278,363	$81,621

SA — Societe Anonyme (French public limited company)

(See Notes to Portfolios of Investments)

Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO)	January 31, 2020 (Unaudited)

Portfolio of Investments Summary Table

Percentage of Fair Value
Exchange-Traded Funds	100.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of January 31, 2020, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Fair Value
Exchange-Traded Funds — 99.9%
984	iShares Core MSCI EAFE ETF	$62,435
48,240	iShares Core S&P 500 ETF	15,593,097
Total Exchange-Traded Funds (Cost $15,593,782)		$15,655,532
Total Investments — 99.9%
(Cost $15,593,782)		$15,655,532
Other Assets less Liabilities — 0.1%		19,015

Net Assets — 100.0%		$15,674,547

ETF — Exchange-Traded Fund

S&P — Standard and Poor’s

(See Notes to Portfolios of Investments)

Strategy Shares
Notes to Portfolios of Investments
January 31, 2020 (Unaudited)

1. Organization

Strategy Shares (the “Trust”) was organized on September 7, 2010 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. Currently, the Trust offers its Shares in five separate series. The accompanying Schedules of Investments relate to the following series: Strategy Shares US Market Rotation Strategy ETF (HUSE) (“US Market Rotation Strategy ETF”), Strategy Shares EcoLogical Strategy ETF (HECO) (“EcoLogical Strategy ETF”), Strategy Shares Nasdaq 7 HandlTM Index ETF (HNDL) (“Nasdaq 7 HandlTM Index ETF”), and Strategy Shares Newfound/ReSolve Robust Momentum ETF (ROMO) (“Newfound/ReSolve Robust Momentum ETF”) (individually referred to as a “Fund”, or collectively as the “Funds”). Each Fund is classified as diversified under the 1940 Act. The US Market Rotation Strategy ETF and EcoLogical Strategy ETF are each an actively-managed exchange-traded fund. The investment objective of the US Market Rotation Strategy ETF and EcoLogical Strategy ETF is long-term capital appreciation. The Nasdaq 7 HandlTM Index ETF and Newfound/ReSolve Robust Momentum ETF are each a passively-managed exchange-traded fund. The investment objective of the Nasdaq 7 HandlTM Index ETF is to seek investment results that correlate generally, before fees and expenses, to the price and yield performance of the Nasdaq 7 HandlTM Index. The investment objective of the Newfound/ReSolve Robust Momentum ETF is to seek to provide investment returns that correspond, before fees and expenses, to the performance of the Newfound/ReSolve Robust Equity Momentum Index. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies, and strategies. The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

Under the Trust’s organizational documents, its officers and Board of Trustees (“the Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its portfolio of investments. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. The preparation of portfolios of investments in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuations

The Funds hold investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures adopted by the Trust’s Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

Strategy Shares
Notes to Portfolios of Investments, continued
January 31, 2020 (Unaudited)

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Fund’s investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 - Quoted prices in active markets for identical assets.

●	Level 2 - Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 - Significant unobservable pricing inputs at the measurement date (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Equity securities (including foreign equity securities) traded on a securities exchange are valued at the last reported sales price on the principal exchange. Equity securities quoted by Nasdaq are valued at the Nasdaq official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by a security pricing service. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Swaps are priced daily based on the underlying index and are typically categorized as Level 2 in the fair value hierarchy.

The following table provides the fair value measurement as of January 31, 2020, while the breakdown, by category, of common stocks is disclosed in the Portfolio of Investments for each Fund.

	Level 1	Level 2	Total Investments
US Market Rotation Strategy ETF (HUSE)
Common Stocks(1)	$2,531,407	$—	$2,531,407
Exchange-Traded Funds	9,496,852	—	9,496,852
Exchange-Traded Notes	312,498	—	312,498
Total Investments	$12,340,757	$—	$12,340,757
EcoLogical Strategy ETF (HECO)
Common Stocks(1)	$28,971,640	$—	$28,971,640
Exchange-Traded Funds	13,711,811	—	13,711,811
Total Investments	$42,683,451	$—	$42,683,451
Nasdaq 7 HandlTM Index ETF (HNDL)
Exchange-Traded Funds	$22,406,869	$—	$22,406,869
Other Financial Instruments(2)
Total Return Swap Agreement	—	81,621	81,621
Total Investments	$22,406,869	$81,621	$22,488,490
Newfound/ReSolve Robust Momentum ETF (ROMO)
Exchange-Traded Funds	$15,655,532	$—	$15,655,532
Total Investments	$15,655,532	$—	$15,655,532

(1)	Please see the Portfolio of Investments for industry classifications.

(2)	Other Financial Instruments are derivative instruments not reflected in the total investments, such as swap agreements, which are valued at fair value.

B. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding, if any, are recorded on the ex-dividend date.

Strategy Shares
Notes to Portfolios of Investments, continued
January 31, 2020 (Unaudited)

C. Derivative Instruments

Swap Agreements: The US Market Rotation Strategy ETF, Nasdaq 7 Handl™ Index ETF, and Newfound/ReSolve Robust Momentum ETF may enter into swap agreements (“swaps”) in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had been invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Total Return Swaps: The US Market Rotation Strategy ETF, Nasdaq 7 Handl™ Index ETF, and Newfound/ReSolve Robust Momentum ETF may enter into total return swaps to gain or mitigate exposure to the underlying securities or indices. In “long” total return swaps, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swaps would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The Fund will agree to pay to the counterparty an amount equal to a fixed or floating rate of interest on the notional amount of the swaps plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Total return swaps do not involve the delivery of securities or other underlying instruments. Until a total return swap is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Fund on the notional amount is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements.” A Fund may enter into total return swaps that provide the opposite return of its benchmark index or security (“short” the index or security). Its operations are similar to those swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swaps plus, in certain instances, the Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted against any unrealized appreciation or depreciation to determine the value of the swaps.

The primary risks associated with the use of swaps are an imperfect correlation between the prices of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform under the agreement. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The Fund will bear the counterparty risk, i.e., the risk of loss of the net amount, if any, expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. As of January 31, 2020, Nasdaq 7 Handl™ Index ETF invested in a total return swap. The unrealized gain or loss at January 31, 2020 is disclosed in the Total Return Swap Agreement table found earlier in this report.

3. Investment Risks

ETF Risk

The NAV of a Fund can fluctuate up or down, and you could lose money investing in a Fund if the prices of the securities owned by the Fund decline. In addition, a Fund may be subject to the following risks: (1) the market price of a Fund’s shares may trade above or below its NAV; (2) an active trading market for a Fund’s shares may not develop or be maintained; or (3) trading of a Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

EcoLogical Investment Risk

The EcoLogical Strategy ETF’s ecological investment criteria could cause it to underperform funds that do not maintain ecological investment criteria. In order to comply with its ecological investment criteria, the EcoLogical Strategy ETF may be required to forego advantageous investment opportunities or sell investments at inappropriate times. The EcoLogical Strategy ETF’s ecological investment criteria may result in the EcoLogical Strategy ETF investing in industry sectors that are not performing as well as others.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Strategy Shares

By (Signature and Title)	/s/ Jerry Szilagyi
Jerry Szilagyi, Chief Executive Officer

Date: March 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry Szilagyi
Jerry Szilagyi, Chief Executive Officer

Date: March 18, 2020

By (Signature and Title)	/s/ James Szilagyi
James Szilagyi, Treasurer

Date: March 16, 2020